Exhibit 10.44

Execution version

Project Lion Master Agreement

This agreement (the “Master Agreement”) is made on 18 March 2014

BETWEEN:

(A)           (i) STI Glasgow Shipping Company Limited; (ii) STI Edinburgh Shipping Company Limited, (iii) STI Perth Shipping Company Limited, (iv) STI Dundee Shipping Company Limited, (v) STI Newcastle Shipping Company Limited (vi) STI Cavaliere Shipping Company Limited; and (vii) STI Esles Shipping Company Limited, each a company incorporated under the laws of the Marshall Islands and having their registered offices at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, 96960 (respectively “SPV 1”, “SPV 2”, “SPV 3”, “SPV 4”, “SPV 5”, SPV 6”, and “SPV 7” and together, the “SPVs” and each a “SPV”);

(B)           VLCC Acquisition I Corporation, each a company incorporated under the laws of the Marshall Islands and having its registered offices at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, 96960 (the “Buyer”); and

(C)           Scorpio Tankers Inc., a company incorporated under the under the laws of the Marshall Islands and having its registered offices at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, 96960 (“Seller”),

(each a “Party” and together, the “Parties”)

WHEREAS:

(1)         Each of SPV 1, SPV 2, SPV 3, SPV 4 and SPV 5 has entered into a shipbuilding contract with Daewoo Shipbuilding & Marine Engineering Co., Ltd. (“DSME Builder”), for the construction and purchase of an 300,000 TDW Crude Oil Tanker with, respectively, DSME Builder’s hull numbers 5404 (to be purchased by SPV 1), 5405 (to be purchased by SPV 2), 5406 (to be purchased by SPV 3), 5407 (to be purchased by SPV 4) and 5408 (to be purchased by SPV 5) (each a “DSME Vessel”) dated 13 December 2013 (as the same have been amended, supplemented from time to time (including any side letters and addenda), together the “DSME Shipbuilding Contracts” and each a “DSME Shipbuilding Contract”).

(2)         Each of SPV 6 and SPV 7 has entered into a shipbuilding contract with Hyundai Samho Heavy Industries Co., Ltd. (“HHI Builder”) for the construction and purchase of an 300,000 DWT Crude Oil Carrier with respectively, HHI Builder’s hull numbers S777 (to be purchased by SPV 6) and S778 (to be purchased by SPV 7) (each a “HHI Vessel”)  dated 20 December 2014 (as the same have been amended, supplemented from time to time (including any side letters and addenda), together the “HHI Shipbuilding Contracts” and each a “HHI Shipbuilding Contract”).

(3)         Each of the SPVs is a wholly owned subsidiary of the Seller and the Seller has guaranteed the performance of each of the SPVs to the DSME Builder or the HHI Builder, as applicable (together, the “Existing Performance Guarantees”).

(4)         The Buyer has agreed to (i) purchase the shares in each of the SPVs from the Seller in accordance with the terms of this Master Agreement and the SPAs (as defined in clause 3(a)); and (ii) issue back to back guarantees in favour of the Seller in respect of the Existing Performance Guarantees on terms to be agreed between the Seller and the Buyer (each a “Transaction” and together, the “Transactions”).

(5)         The Parties have therefore agreed to enter into this Master Agreement to co-ordinate the terms and conditions precedent to the effectiveness of the sale and transfer of the entire authorized and issued share capital of each of the SPVs and the issuance of a back to back guarantee in respect of the Existing Performance Guarantees.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Master Agreement,

IT IS AGREED as follows:

1.              Payment of the Consideration

The consideration payable for each Transaction is the difference between the resale price of US$105,000,000 and the purchase price under the relevant DSME Shipbuilding Contract or HHI Shipbuilding Contracts, as applicable, as of the Closing Date.

In addition, on the Closing Date each Buyer shall, on behalf of the relevant SPV, repay the full amount of the inter-company loan from the Seller to such SPV in respect of the instalments already paid by such SPV under the relevant DSME Shipbuilding Contract or HHI Shipbuilding Contract, as applicable, as of the Closing Date (the “Intra-Group Loans”).

As of the date of this Master Agreement the total consideration payable in respect of all of the Transactions plus the total amount repayable pursuant to the Intra-Group Loans is US$162,682,500 (One Hundred Sixty Two Million Six Hundred Eighty Two Thousand Five Hundred United States Dollars) however, it is acknowledged and agreed that the Intra-Group Loans shall be adjusted accordingly on the Closing Date in the event that any further amounts are loaned by the Seller to any of the SPVs after the date of this Master Agreement but on or before the

Closing Date in order to fund further instalments due and paid by any of the SPVs pursuant to the terms of the Shipbuilding Contracts after the date of this Master Agreement but on or before the Closing Date.

2.              En-bloc

This is an en-bloc transaction and each Transaction will take place simultaneously with each other or the Parties will not be under any obligation to proceed with any Transaction. The date on which the shares in each of the SPVs are transferred from the Seller to the Buyer in accordance with the terms of the SPAs (as defined in Clause 3(a)), shall hereinafter be referred to as the “Closing Date”.

3.             Closing Conditions

The provisions of this Master Agreement are intended to create a binding and enforceable obligation on each Party to use its commercially reasonable best efforts to consummate the Transactions.  The closing of the Transactions shall be contingent upon the satisfaction of the following conditions (together, the “Closing Conditions”):

(a)                                  Execution of a mutually acceptable share purchase agreement in respect of each SPV by 18:00hrs (New York time) on 19 March 2014 (together, the “SPAs”);

(b)                                  The Seller and the Buyer having agreed the form of a back-to-back guarantee to be issued by the Buyer in respect of the Existing Performance Guarantees in accordance with the terms of the SPAs (as defined in Clause 3(a)) by 18:00 hrs (New York time) on 18 March 2014;

(c)                                   The Buyer having provided to the Seller evidence reasonably satisfactory to the Seller of financing commitments received by the Buyer or any of its affiliates from one or more financing sources that are not General Maritime Corporation or any of its subsidiaries in connection with the transactions contemplated in this Master Agreement and the SPAs in an aggregate gross amount of not less than $125 million (which may, at the option of the Buyer, omit the identity of any financing source without any prejudice to the reasonableness of such evidence) by 18:00 hours (New York time) on 24 March 2014; and

(d)                                  Each of the Transferor and the Transferee having complied with the obligations it is required to fulfil at Completion (as defined in the relevant SPA) under the SPAs (as defined in Clause 3(a)) by 18:00hrs (New York time) on 24 March 2014.

4.              Final Closing Date

In the event that the Closing Conditions (as defined in clause 3) have not been satisfied prior to 18:00hrs (New York time) on 24 March 2014 this Master

Agreement shall be null and void and for the avoidance of doubt, each of the Parties will be responsible for their respective costs and expenses.

5.              Post-closing

Notwithstanding the Transactions contemplated by this Master Agreement the Parties agree to use their best continuous efforts following the Closing Date to discuss and implement novation of each of the DSME Shipbuilding Contracts and HHI Shipbuilding Contracts to new buyer entities.

6.              Entire Agreement

This Agreement together with the SPAs (as defined in clause 3(a)) constitutes the entire understanding between the Parties in relation to the subject matter hereof and replaces and extinguishes all prior agreements, undertakings, arrangements or understandings made by the Parties with respect to such subject matter.

7.              Counterparts

This Master Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.              Binding effect

This Master Agreement shall be binding upon the Parties hereto and their respective successors and assigns.

9.              Fees and Expenses

Each Party shall bear its own costs in connection with the preparation and execution of this Master Agreement.

10.       Variations and Amendments

No variation or amendment of this Master Agreement shall be effective unless in writing and signed by or on behalf of a duly authorized representative of each Party.

11.       Contracts (Rights of Third Parties) Act 1999

No provision of this Master Agreement shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Master Agreement.

12.       Confidentiality

Except as required for purposes of the preparation of financial statements or legal or regulatory compliance (including SEC and other regulatory filings) each Party shall keep confidential the terms of this Master Agreement and the discussions relating to it and use such information solely in connection with evaluating the Transactions.

13.       Choice of Law and Jurisdiction

This Master Agreement (including a dispute relating to its existence, validity or termination) and any non-contractual obligation or other matter arising out of or in connection with it shall be governed by and construed in accordance with English law.

Any dispute arising out of or in connection with this Master Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association Terms current at the time when the arbitration proceedings are commenced.

IN WITNESS whereof the parties hereto have duly executed this Master Agreement the day and year first written above.

Scorpio Tankers Inc.		VLCC Acquisition I Corporation

/s/ Brian M. Lee		/s/ L.J. Vrondissis

Name:	Brian M. Lee	Name:	L.J. Vrondissis

Title:	Chief Financial Officer	Title:	President

STI Glasgow Shipping Company Limited		STI Edinburgh Shipping Company Limited

/s/ Brian M. Lee		/s/ Brian M. Lee

Name:	Brian M. Lee	Name:	Brian M. Lee

Title:	Director	Title:	Director

STI Perth Shipping Company Limited		STI Dundee Shipping Company Limited

/s/ Brian M. Lee		/s/ Brian M. Lee

Name:	Brian M. Lee	Name:	Brian M. Lee

Title:	Director	Title:	Director

STI Newcastle Shipping Company Limited		STI Cavaliere Shipping Company Limited

/s/ Brian M. Lee		/s/ Brian M. Lee

Name:	Brian M. Lee	Name:	Brian M. Lee

Title:	Director	Title:	Director

STI Esles Shipping Company Limited

/s/ Brian M. Lee

Name:	Brian M. Lee

Title:	Director

I. OPERATIVE DOCUMENTS

From: Brian Lee [mailto:BLee@scorpiogroup.net]

Sent: 19 March 2014 18:45

To: Leonidas Vrondissis; Cameron Mackey

Cc: Micha Withoft; Christina Howard; Jonathan Kellett; ‘Terrence Shen (tshen@kramerlevin.com)’; Rhian Woodend; Luca Forgione

Subject: RE: SPA extension

Dear Leonidas Vrondissis:

I confirm that in accordance with clause 10 of the Master Agreement that the reference to “19 March 2014” in clause 3(a) of the Master Agreement shall be deleted and replaced with “20 March 2014”.

Best regards,

Brian

Brian Lee

Scorpio Tankers Inc.

Chief Financial Officer

150 E. 58th Street

New York, NY 10155

Email: Blee@scorpiogroup.net

Mobile: +1-914-525-1161

Office Phone:+1-212-542-1603

From: Leonidas Vrondissis [mailto:lvrondissis@generalmaritimecorp.com]

Sent: Wednesday, March 19, 2014 2:39 PM

To: Cameron Mackey; Brian Lee

Cc: Micha Withoft; ‘Christina Howard (CHoward@wfw.com)’; ‘Jonathan Kellett (JKellett@wfw.com)’; ‘Terrence Shen (tshen@kramerlevin.com)’; ‘Rhian Woodend (RWoodend@wfw.com)’; Luca Forgione

Subject: SPA extention

To: Brian M. Lee

Chief Financial Officer, Scorpio Tankers Inc.

Director of each of the SPVs (as defined below)

We refer to the master agreement dated 18 March 2014 entered into between (i) STI Glasgow Shipping Company Limited, STI Edinburgh Shipping Company Limited, STI Perth Shipping Company Limited, STI Dundee Shipping Company Limited, STI Newcastle Shipping Company Limited, STI Cavaliere Shipping Company Limited and STI Esles Shipping Company Limited (the “SPVs”); (ii) VLCC Acquisition I Corporation and (iii) Scorpio Tankers Inc. (the “Seller”) (the “Master Agreement”).

In accordance with clause 10 of the Master Agreement, we hereby write to confirm our mutual agreement that the reference to “19 March 2014” in clause 3(a) of the Master Agreement shall be deleted and replaced with “20 March 2014”.

Save as amended by this written email, the Master Agreement shall remain in full force and effect in accordance with its terms.

Please would you confirm by email (on behalf of each SPV and the Seller) your agreement to the above.

Yours faithfully

L. J. Vrondissis

President

Duly authorized for and on behalf of VLCC Acquisition I Corporation

Leonidas J. Vrondissis
Chief Financial Officer
Executive Vice President

General Maritime Corporation
299 Park Ave | 2nd Floor
New York, NY 10171

Tel: +1 (212) 763-5644
Fax: +1 (212) 763-5608

WFW

Document Separator

WFW

From: Brian Lee [mailto:BLee@scorpiogroup.net]

Sent: 20 March 2014 22:02

To: Leonidas Vrondissis; Cameron Mackey

Cc: Micha Withoft; Chris Allwin; Jonathan Kellett; ‘Terrence Shen (tshen@kramerlevin.com)’; Rhian Woodend; Luca Forgione; Christina Howard

Subject: RE: SPA Extension

Dear Leonidas Vrondissis:

I confirm that in accordance with clause 10 of the Master Agreement that the reference to “20 March 2014” in clause 3(a) of the Master Agreement shall be deleted and replaced with “21 March 2014”.

Best regards,

Brian

Brian Lee

Scorpio Tankers Inc.

Chief Financial Officer

150 E. 58th Street

New York, NY 10155

Email: Blee@scorpiogroup.net

Mobile: +1-914-525-1161

Office Phone:+1-212-542-1603

From: Leonidas Vrondissis [mailto:lvrondissis@generalmaritimecorp.com]

Sent: Thursday, March 20, 2014 5:38 PM

To: Cameron Mackey; Brian Lee

Cc: Micha Withoft; Chris Allwin; ‘Jonathan Kellett (JKellett@wfw.com)’; ‘Terrence Shen (tshen@kramerlevin.com)’; ‘Rhian Woodend (RWoodend@wfw.com)’; Luca Forgione; ‘Christina Howard (CHoward@wfw.com)’

Subject: SPA Extension

To: Brian M. Lee

Chief Financial Officer, Scorpio Tankers Inc.

Director of each of the SPVs (as defined below)

We refer to the master agreement dated 18 March 2014 entered into between (i) STI Glasgow Shipping Company Limited, STI Edinburgh Shipping Company Limited, STI Perth Shipping Company Limited, STI Dundee Shipping Company Limited, STI Newcastle Shipping Company Limited, STI Cavaliere Shipping Company Limited and STI Esles Shipping Company Limited (the “SPVs”); (ii) VLCC Acquisition I Corporation and (iii) Scorpio Tankers Inc. (the “Seller”), as amended (the “Master Agreement”).

In accordance with clause 10 of the Master Agreement, we hereby write to confirm our mutual agreement that clause 3(a) of the Master Agreement shall be deleted in its entirety and replaced with the following: “(a) Agreement (by email or otherwise) of a mutually acceptable form of share purchase agreement in respect of STI Cavaliere Shipping Company Limited by midnight (New York time) on 20 March 2014, which shall be replicated for each other SPV (together, the “SPAs”) and execution of each SPA by 18.00 hrs (London time) on 21 March 2014”.

Save as amended by this written email, the Master Agreement shall remain in full force and effect in accordance with its terms.

Please would you confirm by email (on behalf of each SPV and the Seller) your agreement to the above.

Yours faithfully

L. J. Vrondissis

President

Duly authorised for and on behalf of VLCC Acquisition I Corporation

Leonidas J. Vrondissis
Chief Financial Officer
Executive Vice President

General Maritime Corporation

299 Park Ave | 2nd Floor

New York, NY 10171

Tel: +1 (212) 763-5644

Fax: +1 (212) 763-5608